U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                          Date of Report April 26, 2000

                        (Date of earliest event reported)


                           JACKSONVILLE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


       001-14853                                          59-3472981
(Commission File Number)                       (IRS Employer Identification No.)


     76 S. Laura Street, Suite 104, Jacksonville, FL          32202
          (Address principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (904) 421-3040


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Item 5.           Other Events

        In addition to continuing his role as President of Jacksonville Bancorp, Inc. (the "Company"), Gilbert J. Pomar, III, has been elected to serve as the Chief Executive Officer of the Company. He will also continue to serve as President and Chief Executive Officer of the Company's wholly owned subsidiary, The Jacksonville Bank (the "Bank") Price W. Schwenck, formerly the Company's Chief Executive Officer, will remain a Director of the Company and Chairman of the Board of Directors of the Bank.

                                    SIGNATURE

        Pursuant to   the requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                     JACKSONVILLE BANCORP, INC.
                                     (Registrant)

Date:  May 24, 2000                  By: /s/Cheryl L. Whalen
                                         --------------------------------
                                         Cheryl L. Whalen, Corporate Secretary